Exhibit 10.7

         Nonqualified Stock Option Agreement for a Non-Employee Director
                      under the Orthofix International N.V.
               Amended and Restated 2004 Long-Term Incentive Plan


         This Option Agreement (the "Agreement") is made effective as of [o] (the "Grant Date"), between Orthofix International N.V., a Netherlands Antilles company (the "Company"), and the non-employee director of the Board of Directors of the Company (the "Board") signing this Agreement adjacent to the caption "Optionee" on the signature page hereof (the "Optionee"). Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Orthofix International N.V. Amended and Restated 2004 Long-Term Incentive Plan (the "Plan").

         WHEREAS, pursuant to the Plan, the Company desires to afford the Optionee the opportunity to purchase Common Shares on the terms and conditions set forth herein;

         NOW, THEREFORE, in connection with the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. Grant of Director Option. Subject to the provisions of this Agreement and the Plan, the Company hereby grants to the Optionee the right and option (the "Director Option") to purchase [o] Common Shares at an exercise price of $[o] per share (the "Exercise Price"), which represents the average of the highest and lowest quoted selling prices of the Common Shares as reported on the Nasdaq National Market on the Grant Date.

         2. Incorporation of Plan. The Optionee acknowledges receipt of the Plan, a copy of which is annexed hereto, and represents that he is familiar with its terms and provisions and hereby accepts this Director Option subject to all of the terms and provisions of the Plan and all interpretations, amendments, rules and regulations which may, from time to time, be promulgated and adopted pursuant to the Plan. The Plan is incorporated herein by reference. In the event of any conflict or inconsistency between the Plan and this Agreement, the Plan shall govern and this Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

         3. Nature of the Director Option. The Director Option shall be a Nonqualified Stock Option.

         4. Vesting. Subject to earlier termination in accordance with the Plan or this Agreement and the terms and conditions therein, the Director Option shall vest and become exercisable with respect to [o] Common Shares underlying the Director Option on each of the first, second and third anniversaries of the Grant Date.

         5. Term. The Director Option shall expire and no longer be exercisable ten (10) years from the Grant Date, subject to earlier termination in accordance with the Plan or this Agreement; provided, however, if the termination date falls on a date on which the Optionee is prohibited, by Company policy in effect on such date, from engaging in transactions in the Company's securities, such termination date shall be extended to the first date that the Optionee is permitted to engage in transactions in the Company's securities under such Company policy.

         6. Termination of Service.

         (a) Termination of Service Other than for Death or Permanent Disability. If the Optionee's service on the Board is terminated prior to vesting for any reason other than for death or

Permanent Disability, the Director Option shall be considered vested with respect to the aggregate number of Common Shares as to which the Director Option would have been vested as of December 31 of the year in which such termination of service occurs. The Optionee shall have the right, subject to the other terms and conditions set forth in this Agreement and the Plan, to exercise the Director Option, to the extent it has vested as of the date of such termination of service with the Board, at any time within one hundred and eighty (180) days after the date of such termination of service, subject to the earlier expiration of the Director Option as provided in Section 5 hereof. To the extent the vested portion of the Director Option is not exercised within such one hundred and eighty (180) day period, the Director Option shall be cancelled and revert back to the Company and the Optionee shall have no further right or interest therein. The unvested portion of any Director Option shall be cancelled and revert back to the Company as of the date of the Optionee's termination of service and the Optionee shall have no further right or interest therein.

         (b) Termination of Service for Death or Permanent Disability. If the Optionee's service with the Board is terminated by reason of death or Permanent Disability, the Director Option shall automatically vest and become immediately exercisable in full and remain exercisable by the Optionee, a Permitted Transferee or the Optionee's estate, personal representative or beneficiary, as applicable, at any time within twelve (12) months after the date of such termination of service, subject to the earlier expiration of the Director Option as provided in Section 5 hereof. To the extent the Director Option is not exercised within such twelve (12) month period, the Director Option shall be cancelled and revert back to the Company and the Optionee shall have no further right or interest therein.

         7. Change in Control. Upon the occurrence of a Change in Control, the Director Option shall automatically vest and become immediately exercisable in full and shall remain exercisable at any time within three (3) months after the date of such Change in Control, subject to the earlier expiration of the Director Option as provided in Section 5 hereof. To the extent the Director Option is not exercised within such three (3) month period, the Director Option shall be cancelled and revert back to the Company and the Optionee shall have no further right or interest therein.

         8. Method of Exercising Director Option.

         (a) Notice of Exercise. Subject to the terms and conditions of this Agreement, the Director Option may be exercised by written notice to the Company signed by the Optionee or a Permitted Transferee and stating the number of Common Shares in respect of which the Director Option is being exercised. Such notice shall be accompanied by payment of the full Purchase Price. The date of exercise of the Director Option shall be the later of (i) the date on which the Company receives the notice of exercise or (ii) the date on which the conditions set forth in Sections 8(b) and 8(e) are satisfied. Notwithstanding any other provision of this Agreement, the Optionee may not exercise the Director Option and no Common Shares will be issued by the Company with respect to any attempted exercise when such exercise is prohibited by law or any Company policy then in effect. The Director Option may not be exercised at any one time as to less than one hundred (100) shares (or such number of shares as to which the Director Option is then exercisable if less than one hundred (100)). In no event shall the Director Option be exercisable for a fractional share.

         (b) Payment. Prior to the issuance of a certificate pursuant to Section 8(e) hereof evidencing the Common Shares in respect of which all or a portion of the Director Option shall have been exercised, the Optionee shall have paid to the Company the Exercise Price for all Common Shares purchased pursuant to the exercise of such Director Option. Payment may be made by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars. Payment may also be made in mature Common Shares owned by the Optionee, or in any combination of cash or such mature shares as the

Committee in its sole discretion may approve. The Company may also permit the Optionee to pay for such Common Shares by directing the Company to withhold Common Shares that would otherwise be received by the Optionee, pursuant to such rules as the Committee may establish from time to time. In the discretion of the Committee, and in accordance with rules and procedures established by the Committee, the Optionee may be permitted to make a "cashless" exercise of all or a portion of the Director Option.

         (c) Shareholder Rights. The Optionee shall have no rights as a shareholder with respect to any Common Shares issuable upon exercise of the Director Option until the Optionee shall become the holder of record thereof, and no adjustment shall be made for dividends or distributions or other rights in respect of any Common Shares for which the record date is prior to the date upon which the Optionee shall become the holder of record thereof.

         (d) Limitation on Exercise. The Director Option shall not be exercisable unless the offer and sale of Common Shares pursuant thereto has been registered under the Securities Act of 1933, as amended (the "1933 Act"), and qualified under applicable state "blue sky" laws or the Company has determined that an exemption from registration under the 1933 Act and from qualification under such state "blue sky" laws is available.

         (e) Issuance of Common Share Certificate. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the Purchase Price, the Company shall deliver or cause to be delivered to the Optionee (or a Permitted Transferee or, following the Optionee's death, the Optionee's estate, personal representative or beneficiary, as applicable) one or more share certificates for the appropriate number of Common Shares issued in connection with such exercise. Such Common Shares shall be fully paid and nonassessable and shall be issued in the name of the Optionee (or a Permitted Transferee or, following the Optionee's death, the Optionee's estate, personal representative or beneficiary, as applicable).

         9. Adjustment of and Changes in Common Shares. In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, extraordinary dividend, or other event or change in corporate structure affecting the Common Shares, the Committee shall make such adjustments, if any, as it deems appropriate in the number and class of shares subject to, and the exercise price of, the Director Option. The foregoing adjustments shall be determined by the Committee in its sole discretion.

         10. Tax Withholding. The Company shall have the right, prior to the delivery of any certificates evidencing Common Shares to be issued upon full or partial exercise of the Director Option (whether by the Optionee or any Permitted Transferees), to require the Optionee to remit to the Company any amount sufficient to satisfy the minimum required federal, state or local tax withholding requirements. The Company may permit the Optionee to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold Common Shares that would otherwise be received by the Optionee, pursuant to such rules as the Committee may establish from time to time. The Company shall also have the right to deduct from all cash payments made pursuant to, or in connection with, the Director Option the minimum required federal, state or local taxes required to be withheld with respect to such payments.

         11. Transfers. Unless the Committee determines otherwise after the Grant Date, the Director Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, the Director Option may be transferred to the Optionee's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, the "Permitted Transferees"). Any Director Option transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Optionee. The Committee may in its discretion permit transfers of Director Options other than those contemplated by this Section 11.

         12. Director Option Exercisable Only by the Optionee. During the lifetime of the Optionee, a Director Option shall be exercisable only by the Optionee or by a Permitted Transferee to whom such Director Option has been transferred in accordance with Section 11.

         13. Miscellaneous Provisions.

         (a) Notices. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he has most recently provided to the Company.

         (b) Headings. The headings of sections and subsections are included solely for convenience of reference and shall not affect the meaning of the provisions of this Agreement.

         (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         (d) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. They supersede all other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

         (e) Amendments. The Committee shall have the power to alter or amend the terms of the Director Option as set forth herein from time to time, in any manner consistent with the provisions of Section 16 of the Plan, and any alteration or amendment of the terms of the Director Option by the Committee shall, upon adoption, become and be binding on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Committee shall give written notice to the Optionee of any such alteration or amendment as promptly as practicable after the adoption thereof. The foregoing shall not restrict the ability of the Optionee and the Company by mutual consent to alter or amend the terms of the Director Option in any manner which is consistent with the Plan and approved by the Committee.

         (f) Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto and may only be amended by written agreement of the parties hereto.

         (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law provisions thereof.

         14. Definitions. For purposes of this Agreement, the following capitalized words shall have the meanings set forth below.

         "Change in Control" shall mean:

              (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of the Company's common stock (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (4) any acquisition pursuant to a transaction which complies with clauses (A),
     (B) and (C) of subsection (iii) of this definition of Change of Control; or

              (ii) a change in the composition of the Board such that the individuals who, as of the date hereof, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this paragraph, that any individual who becomes a member of the Board subsequent to the date hereof, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but provided further that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

              (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which all of the following conditions are met: (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

              (iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         "Permanent Disability" shall mean termination of the Optionee's service as a result of a physical or mental incapacity which substantially prevents the Optionee from performing his duties as a member of the Board and that has continued for at least one hundred and eighty (180) days and can reasonably be expected to continue indefinitely. Any dispute as to whether or not the Optionee is disabled within the meaning of the preceding sentence shall be resolved by a physician selected by the Committee.

         "Purchase Price" shall mean the Exercise Price multiplied by the number of Common Shares with respect to which the Director Option is being exercised.

         EXECUTED effective as of the day and year first written above.

                                                ORTHOFIX INTERNATIONAL N.V.
COMPANY:

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

OPTIONEE:


                                                -------------------------------
                                                Name: